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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 1996 relating to the consolidated financial statements of Documentum, Inc., which appears on page F-1 of Documentum, Inc.'s Prospectus dated February 5, 1996 filed pursuant to Rule 424(b) of the Securities Act of 1933.


/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP
San Jose, California
October 31, 1996